Exhibit 10.23

THIS AMENDMENT TO THE CONTRACT BETWEEN ADMINISTRACION DE SEGUROS DE SALUD DE PUERTO RICO (ASES) AND TRIPLE-S SALUD, INC., FOR THE PROVISION OF PHYSICAL AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT HEALTH PLAN (the "Amendment") is by and between Triple-S Salud, Inc. ("the Contractor"), a managed care organization duly organized and authorized to do business under the laws of the Commonwealth of Puerto Rico, with employer identification number 66-0555677 and represented by its President, Madeline Hernandez Urquiza, of legal age, single, resident of San Juan, Puerto Rico, and the Puerto Rico Health Insurance Administration (Administración de Seguros de Salud de Puetto Rico, hereinafter referred to as "ASES" or "the Administration"), a public corporation of the Commonwealth of Puerto Rico, with employer identification number 66-0500678, represented by its Executive Director, Jorge E. Galva Rodriguez, JD, MHA, of legal age, married and resident of Vega Alta, Puerto Rico.

WHEREAS, the Contractor and ASES executed a Contract for the provision of Physical Health and Behavioral Health Services under the Government Health Plan for the Commonwealth of Puerto Rico, on September 21, 2018, (hereinafter referred to as the "Contract");

WHEREAS, the Contract provides, pursuant to Article 55, that the Parties may amend such Contract by mutual written consent;

WHEREAS, all provisions of the Contract will remain in full force and effect as described therein; except as otherwise provided in this Amendment.

NOW, THEREFORE, and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to clarify and/or amend the Contract as follows:

I.	AMENDMENTS

1.	Attachment 11 of the Contract shall be amended to extend the coverage period until May 31, 2020, with no other changes made to this attachment:

Administracion de Seguros de Salud
April 1, 2019 until May 31, 2020
PSG (MI Salud} PMPM Premium Rate

Rate Cell	PMPM Premium Rate
Law 72, Article VI Public Employees and Pensioners*	$180.00

II.	RATIFICATION

All other terms and provisions of the original Contract, as amended by Contract Amendments A, B, C, D E and F and of any and all documents incorporated by reference therein, not specifically deleted or modified herein shall remain in full force and effect. The Parties hereby affirm their respective undertakings and representations as set forth therein, as of the date thereof. Capitalized terms used in this Amendment, if any, shall have the same meaning assigned to such terms in the Contract.

III.	EFFECT; CMS APPROVAL

The Parties agree and acknowledge that this Amendment, including any attachments, is subject to approval by the United States Department of Health and Human Services Centers for Medicare and Medicaid Services ("CMS"), and Financial Oversight and Management Board of Puerto Rico ("FOMB"); ASES shall submit this Amendment for approval by those regulatory bodies;

IV.	AMENDMENT EFFECTIVE DATE

For purposes of the provisions contained herein, this Amendment shall become effective on April 1, 2020 until May 31, 2020.

V.	ENTIRE AGREEMENT

This Amendment constitutes the entire understanding and agreement of the Parties with regards to the subject matter hereof, and the parties by their execution and delivery of this Amendment to the Contract hereby ratify all of the terms and conditions of the Contract, as amended by Contract Number 2019-000052, including amendments A, B, C, D, E, and F as supplemented by this Agreement.

The Parties agree that ASES will be responsible for the submission and registration of this Amendments in the Office of the Comptroller General of the Commonwealth, as required under law and applicable regulations.

[Signature Page Follows]

ACKNOWLEDGED BY THE PARTIES by their duly authorized representatives on this 26 day of  february , 2020.

ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES)

TRIPLE-S SALUD, INC.

Account No. 256-5325 to 5330

Exhibit A

(Attachment 11)

ATTACHMENT 11

| Administracion de Seguros de Salud<br>November 1, 2019 to June 30, 2020<br>GHP (Vital) PMPM Premium Rates | |
|---|---|
| **Rate Cell** | **PMPM** |
| Medicaid Pulmonary | $216.74 |
| Medicaid Diabetes/Low Cardio | $345.14 |
| Medicaid High Cardio | $753.97 |
| Medicaid Renal | $1,552.27 |
| Medicaid Cancer | $1,847.48 |
| Medicaid Male 45+ | $129.43 |
| Medicaid Male 19-44 | $93.37 |
| Medicaid Male 14-18 | $79.80 |
| Medicaid Female 45+ | $169.85 |
| Medicaid Female 19-44 | $116.15 |
| Medicaid Female 14-18 | $89.27 |
| Medicaid Age 7-13 | $61.68 |
| Medicaid Age 1-6 | $91.26 |
| Medicaid Under 1 | $251.79 |
| Commonwealth Pulmonary | $147.47 |
| Commonwealth Diabetes/Low Cardio | $183.03 |
| Commonwealth High Cardio | $404.40 |
| Commonwealth Renal | $626.39 |
| Commonwealth Cancer | $1,350.69 |
| Commonwealth Male 45+ | $71.54 |
| Commonwealth Male 19-44 | $50.92 |
| Commonwealth Male 14-18 | $48.57 |
| Commonwealth Female 45+ | $98.72 |
| Commonwealth Female 19-44 | $80.66 |
| Commonwealth Female 14-18 | $58.60 |
| Commonwealth Age 7-13 | $65.19 |
| Commonwealth Age1-6 | $74.12 |
| Commonwealth Under 1 | $265.59 |
| CHIP Pulmonary | $195.17 |
| CHIP Diabetes | $536.72 |
| CHIP Age 7-13 | $72.98 |
| CHIP Age14+ | $66.67 |
| CHIP Age 1-6 | $93.68 |
| CHIP Under 1 | $260.73 |
| Dual Eligible Part A and B | $829.44 |
| Dual Eligible Part A Only | $331.24 |
| Maternity Delivery Kick Payment | $4,641.59 |

For the period of November 1, 2019 until June 30, 2020, the above rates will be updated retroactively for the change in morbidity from the base period used for rate development to the rating period. The change in morbidity, for each rate cell, will be calculated by comparing the risk score based on claims incurred November 2016 – April 2017 (paid through July 2017) to the risk score based on claims incurred November 2019 – April 2020 (paid through July 2020) using CDPS v6.3+Rx.

ADMINISTRACION DE SEGUROS DE SALUD
Contrato Número
19 - 052

Enrollees within the Law 72, Article VI Public Employees and Pensioners rate cell are not subject to Attachment 28, and instead shall remain in the Law 72, Article VI Public Employees and Pensioners rate cell during the term of their enrollment.

TSM
OAL